UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 25, 2006

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     0-20028               77-0214673
(State or Other Jurisdiction      (Commission File        (IRS Employer
     of Incorporation)                Number)           Identification No.)


                      12201 Technology Boulevard, Suite 150
                               Austin, Texas 78727
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01         Unregistered Sale of Equity Securities.

     Valence previously issued convertible promissory notes in favor of Berg & Berg Enterprises, LLC ("Berg & Berg") on June 1, 2006 in the principal amount of $1.0 million, and on June 14, 2006 and June 20, 2006, each in the principal amount of $0.5 million. On July 10, 2006 and July 20, 2006, Valence issued additional promissory notes in favor of Berg & Berg in the principal amounts of $2.0 million and $1.0 million, respectively (collectively, the "Notes"). On July 25, 2006, Berg & Berg converted the entire $5.0 million outstanding principal amount plus approximately $27,836 in accrued interest into 3,073,634 shares of Valence's common stock, pursuant to the terms of the Notes. Berg & Berg has directed Valence to issue the shares in the name of West Coast Venture Capital, Inc. The conversion price of the Notes issued on June 1, 2006 in the principal amount of $1.0 million, and on June 14, 2006 and June 20, 2006, each in the principal amount of $0.5 million, were $1.70 per share of common stock. The conversion price of the Note issued on July 10, 2006 was $1.73 per share and the conversion price of the Note issued on July 20, 2006 was $1.38 per share. The issuance of these shares of common stock was exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. Under Rule 144 of the Securities Act, these shares are restricted from being traded by West Coast Venture Capital for a period of one year from the date of issuance, unless registered, and thereafter may be traded only in compliance with the volume restrictions imposed by this rule and other applicable restrictions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VALENCE TECHNOLOGY, INC.


Date:    July 31, 2006                 /s/ Thomas F. Mezger
                                       -----------------------------------------
                                       Name:    Thomas F. Mezger
                                       Title:   Chief Financial Officer